U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K




                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 or 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                           DATE OF REPORT MAY 22, 2002
                           ---------------------------
                        (Date of earliest event reported)


                          CNB FLORIDA BANCSHARES, INC.
                          ----------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                     FLORIDA
                                     -------
                 (State or other jurisdiction of incorporation)

        0-25988                                                 59-2958616
-----------------------                                     --------------------
(Commission File Number)                                      (IRS Employer
                                                             Identification No.)

 9715 Gate Parkway North
  Jacksonville, Florida                                           32246
------------------------                                    --------------------
 (Address of principal                                           (Zip Code)
  executive offices)


       Registrant's telephone number, including area code: (904) 997-8484

Item 4.  Changes in Registrant's Certifying Accountants.

     On May 22, 2002 CNB Florida Bancshares, Inc. (the "Company") dismissed its independent accountants, Arthur Andersen LLP ("Andersen") and appointed
PricewaterhouseCoopers LLP as its new independent accountants, effective immediately. This termination followed the Company's decision to seek statements of qualifications from independent accountants to audit the Company's financial statements for the fiscal year ending December 31, 2002. The decision to dismiss Andersen and to retain PricewaterhouseCoopers LLP was approved by the Company's Board of Directors on May 22, 2002, upon the recommendation of its Audit Committee.

     During the Company's two most recent fiscal years ended December 31, 2001, and the subsequent interim period through Andersen's dismissal, there were no disagreements between the Company and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to Andersen's satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

     None of the reportable events described under Item 304 (a) (1) (v) of Regulation S-K occurred within the Company's two most recent fiscal years and the subsequent interim period through March 31, 2002.

     The audit reports of Andersen on the consolidated financial statements of the Company and its subsidiary as of December 31, 2001 and 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. A letter from Andersen is attached as Exhibit 16.1.

     During the Company's two most recent fiscal years ended December 31, 2001 and the subsequent interim period through Andersen's dismissal, the Company did not consult with PricewaterhouseCoopers LLP regarding any of the matters or events set forth in Item 304 (a) (2) (i) and (ii) of Regulation S-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits

                  Exhibit No.                        Description
                  -----------                        -----------

                  16.1                               Letter  of  Arthur Andersen
                                                     LLP  regarding   change  in
                                                     certifying accountant

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   CNB FLORIDA BANCSHARES, INC.
                                                   ----------------------------
                                                   (Registrant)

Date:  May 22, 2002                                By: /s/ G. Thomas Frankland

                                                   (Signature)

                                                   G. Thomas Frankland
                                                   Executive Vice President and
                                                   Chief Financial Officer
                                                   (Principal Financial Officer)